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                                                                    EXHIBIT 23.3



                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-99432) of Intelligent Systems Corporation of our report dated February 7, 1997, with respect to the consolidated financial statements of PaySys International, Inc. and Subsidiaries for the year ended December 31, 1996 and 1995 included in this Form 10-K for the year ended December 31, 1996.


                                                Ernst & Young LLP






March 24, 1997